UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                December 1, 2003
--------------------------------------------------------------------------------
                Date of report (Date of earliest event reported)



                           Chester Valley Bancorp Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                       000-18833                     23-2598554
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)              Identification No.)


100 E. Lancaster Avenue, Downingtown, Pennsylvania                  19335
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


                                 (610) 269-9700
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

On December 1, 2003, Chester Valley Bancorp Inc. (the "Company") issued a press release announcing the declaration of a $0.105 quarterly cash dividend.

For additional information, reference is made to the Company's press release dated December 1, 2003 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.


ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS

(c) Exhibits

The following exhibit is filed herewith.

           Exhibit                        Description
           -------            ------------------------------------
           99.1               Press Release dated December 1, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Chester Valley Bancorp Inc.


Date         12/01/03                     /s/ Joseph T. Crowley
    -----------------------------         -------------------------------------
                                          Joseph T. Crowley
                                          Chief Financial Officer


                                       2